METROPOLITAN SERIES FUND II

METLIFE STOCK INDEX PORTFOLIO II

Supplement dated April 29, 2008

The Board of Trustees of the MetLife Stock Index Portfolio II (the “Portfolio”) has approved a plan to liquidate the Portfolio on or about June 20, 2008 (the “Liquidation Date”). The Portfolio will distribute to shareholders of the Portfolio on the Liquidation Date their pro rata share of the net assets of the Portfolio.